Exhibit 99.1

Akari Therapeutics Announces Successful Completion of Merger of Akari Therapeutics and Peak Bio

- Secures $3.2m in PIPE Financing -
- $50m Term Sheet Obtained for Available Financing under Equity Line of Credit -

BOSTON and LONDON, November 14, 2024 (GLOBE NEWSWIRE) – Akari Therapeutics, Plc (Nasdaq: AKTX) announces the completion of the merger (the Merger) of Akari Therapeutics, Plc (the Company) and Peak Bio, Inc. (Peak Bio), creating an innovative biotechnology company with a broader focus in the advancement of multiple disease therapies. The combined entity will continue the two companies’ significant progress in the development of Antibody Drug Conjugates (ADCs) and advanced therapies for autoimmune and inflammatory diseases, including Geographic Atrophy (GA).

“We have worked throughout this year to bring these two exciting companies together and are thrilled that we have finally completed the merger,” said Samir Patel, MD, Akari’s Interim President & CEO. “Critically important, our post-merger, pro-forma financial statements, as released on Form 8-K, demonstrate shareholder equity sufficient to remedy our Nasdaq shareholder deficiency matter.”

“We will immediately begin executing against the strategy we have announced for the combined entity, with specific focus on Antibody Drug Conjugate and Geographic Atrophy milestones over the next 12 months,” continued Dr. Patel. “The combination of immediate capital provided by the PIPE financing and the available credit under the Equity Line of Credit (ELOC) will allow us to continue development on our lead assets, which have the potential to bring new treatment options to diseases with high unmet medical need.”

“I am thrilled to be leading Akari into the future as the incoming Chairman,” said Hoyoung Huh, MD, PhD, Chairman and Founder of Peak Bio. “We will fully leverage our current assets and programs to drive shareholder value, while aggressively seeking out new opportunities to bring forward therapies to alter the treatment paradigm in oncology, autoimmune and inflammatory diseases. I would also like to thank Akari’s outgoing Chairman, Dr Ray Prudo, for his dedicated service and continued support of the Company.”

The Financing

The Company entered into a definitive agreement for a private placement financing with investors on November 13, 2024, pursuant to which the Company agreed to sell and issue an aggregate of 1,713,402 unregistered American Depository Shares (ADSs), each representing 2,000 of the Company’s ordinary shares, and Series C Warrants (the Warrants) to purchase up to 1,173,402 ADSs. The per unit price per ADS was $1.70 for all investors other than insiders and $2.385 for insiders, which is equal to the consolidated closing bid price of the ADSs on The Nasdaq Stock Market on November 12, 2024 plus $0.125. The warrants have a term of 3 years from the closing date of the private placement, have cashless exercise provisions and, other than those issued to insiders which are exercisable immediately upon issuance, are exercisable beginning on the date that is six months after the Closing Date. All warrants have an exercise price of $2.26 per ADS, which is equal to the Nasdaq official closing price of the Company’s ADSs on the Nasdaq Capital Market on November 12, 2024.

The Company expects the private placement to close shortly after the merger subject to the satisfaction of customary closing obligations.

Paulson Investment Company LLC acted as placement agent for the financing. Chardan acted as an advisor for the merger and the Company has retained Chardan for future financing.

The securities described above were offered and sold in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the Act) and Regulation D promulgated thereunder and have not been registered under the Act or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements.

The Equity Line of Credit

Additionally, on November 13, 2024, the Company entered into a term sheet for a $50m equity line of credit (ELOC) with White Lion Capital, LLC (White Lion). Under the ELOC, the Company would have the right, but not the obligation, to sell White Lion up to $50m of newly issued ADSs over a 3-year period, subject to conditions including the filing and effectiveness of a resale registration statement with the SEC covering the resale of ADSs sold to White Lion. Upon execution of the ELOC, sales of ADSs to White Lion under the ELOC would depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the ADSs and determinations by the Company as to the appropriate sources of funding and the Company’s operations.

About Akari Therapeutics

Akari Therapeutics, Plc (Nasdaq: AKTX) is a biotechnology company developing advanced therapies for autoimmune and inflammatory diseases. Akari’s lead asset, investigational nomacopan, is a bispecific recombinant inhibitor of complement C5 activation and leukotriene B4 (LTB4) activity. The Company is conducting pre-clinical research of long-acting PAS-nomacopan in geographic atrophy (GA). For more information about Akari, please visit akaritx.com.

Cautionary Note Regarding Forward-Looking Statements

This press release includes express or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), about the Company that involve risks and uncertainties relating to future events and the future performance of the Company. Actual events or results may differ materially from these forward-looking statements. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity” “will likely result,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the business combination and related matters, including, but not limited to, post-closing operations and the outlook for the Company’s business; the Company’s targets, plans, objectives or goals for future operations, including those related to its product candidates; financial projections; future economic performance,; and the assumptions underlying or relating to such statements. These statements are based on the Company’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: the risk that Akari and Peak Bio may not realize the anticipated benefits of the Merger in the time frame expected, or at all; the ability to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the Merger; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business; uncertainties as to the long-term value of Akari’s American Depositary Shares (and the ordinary shares represented thereby), including the dilution caused by Akari’s issuance of additional American Depositary Shares (and the ordinary shares represented thereby) in connection with the Merger; risks related to global as well as local political and economic conditions, including interest rate and currency exchange rate fluctuations; potential delays or failures related to research and/or development of the Company’s programs or product candidates; risks related to any loss of the Company’s patents or other intellectual property rights; any interruptions of the supply chain for raw materials or manufacturing for the Company’s product candidates, the nature, timing, cost and possible success and therapeutic applications of product candidates being developed by the Company and/or its collaborators or licensees; the extent to which the results from the research and development programs conducted by the Company, and/or its collaborators or licensees may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval; uncertainty of the utilization, market acceptance, and commercial success of the Company’s product candidates; unexpected breaches or terminations with respect to the Company’s material contracts or arrangements; risks related to competition for the Company’s product candidates; the Company’s ability to successfully develop or commercialize its product candidates; potential exposure to legal proceedings and investigations; risks related to changes in governmental laws and related interpretation thereof, including on reimbursement, intellectual property protection and regulatory controls on testing, approval, manufacturing, development or commercialization of any of the Company’s product candidates; the Company’s ability to maintain listing of its ADSs on the Nasdaq Capital Market. While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC, copies of which may be obtained from the SEC's website at www.sec.gov. The Company assumes no, and hereby disclaims any, obligation to update the forward-looking statements contained in this press release.

For more information

Investor Contact:
Mike Moyer
LifeSci Advisors
(617) 308-4306
mmoyer@lifesciadvisors.com